Exhibit 10.3.2

                              TERMINATION AGREEMENT

      This termination agreement ("Termination Agreement") is entered into by and between Congoleum Corporation, a Delaware corporation ("Congoleum") and Arthur J. Pergament, solely in his capacity as the Collateral Trustee (the "Collateral Trustee") of the Collateral Trust created pursuant to the Collateral Trust Agreement (referenced to below).

                                    RECITALS

      WHEREAS, Congoleum and the Collateral Trustee entered into a Security Agreement on or about April 11, 2003 (the "Security Agreement"), a true and correct copy of which is attached hereto as Exhibit "A"; and

      WHEREAS, Congoleum entered into a Second Security Agreement on or about April 17, 2003 (the "Second Security Agreement"), a true and correct copy of which is attached hereto as Exhibit "B"; and

      WHEREAS, Congoleum and the Collateral Trustee have agreed to terminate the Security Agreement, the Second Security Agreement, and any security interest created thereunder and all the Collateral Trustee's rights thereunder; and

      WHEREAS, Congoleum and the Collateral Trustee have agreed to terminate all UCC -1 Financing Statements filed in respect of the security interests granted under the Security Agreement, the Second Security Agreement, or otherwise; and

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, Congoleum and Collateral Trustee agree as follows:

                                    AGREEMENT

      1. Congoleum and the Collateral Trustee hereby terminate the Security Agreement, the Second Security Agreement, and all rights and interests granted thereunder are null and void effective as of the date hereof.

      2. Within five (5) business days of the execution of this Termination Agreement, the Collateral Trustee shall execute and file UCC-3 Termination Statements in all jurisdictions in which UCC-1 Financing Statements were filed in respect of the Security Agreement and the Second Security Agreement.

      3. The Collateral Trustee shall deliver to Congoleum promptly such UCC-3 Termination Statements and take such other action or refrain from taking any other action as Congoleum may request to effectuate the termination of the Security Agreement, the Second Security Agreement, and the perfection of any security interest granted to the Collateral Trust thereunder or otherwise.

      4. Successors and Assigns. This Termination Agreement and all agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

      5. Construction. This Termination Agreement was negotiated between the parties hereto at arm's length, with each party receiving advice from independent legal counsel. It is the intent of the parties that no part of this Termination Agreement be construed against any particular party because of the identity of the drafter. This Termination Agreement supersedes any prior understandings and agreements between or among the parties with respect to the subject matter of the Security Agreement and the Second Security Agreement.

      6. Effective Date. The effective date of this Termination Agreement shall be the date on which Congoleum and the Collateral Trustee have signed and delivered the Termination Agreement.

      7. Notice. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes (if mailed) three (3) calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one (1) business day after being delivered to such courier, or (if delivered in person or via facsimile with faxed confirmation) the same day as delivery if delivered on a business day before 4:30 p.m. EST or EDT (as applicable) or if not so delivered, on the next succeeding business day, except with respect to notices issued to the Collateral Trustee, such notices shall be deemed received on the date actually received by the Collateral Trustee. Notice to the Claimants' Counsel shall be deemed notice to each Asbestos Claimant. Notices shall be addressed as follows:

Congoleum:
Roger Marcus
Congoleum Corporation
3500 Quakerbridge Road
P.O. Box 3127
Mercerville, NJ 08616
(609) 584-3000 - Telephone No.
(609) 584-3685 - Facsimile No.

With copies to:

Bette Orr, Esq.
Gilbert, Heintz & Randolph LLP
1100 New York Avenue
7th Floor
Washington, DC 20005
(202) 772-2200 - Telephone No.
(202) 772-3333 - Facsimile No.

Norman L. Pernick, Esq.
Saul Ewing LLP
222 Delaware Avenue
Suite 1200
Wilmington, DE 19899
(302) 421-6800 - Telephone No.
(302) 421-6813 - Facsimile No.

Mark Chehi, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
One Rodney Square
P.O. Box 636
Wilmington, DE 19899
(302) 651-3000 - Telephone No.
(302) 651-3001 - Facsimile No.

Collateral Trustee:

Arthur Pergament
Pergament Advisors
950 Third Avenue, 3rd Floor
New York, NY  10022
(212) 754-7913
(212) 994-6229

Claimants' Counsel:

Perry Weitz, Esq.
Weitz & Luxenberg
180 Maiden Lane
New York, NY  10038
(212) 558-5500 - Telephone No.
(212) 344-5461 - Facsimile No.

Joseph F. Rice, Esq.
28 Bridgeside Boulevard
P.O. Box 1792
Mt. Pleasant, SC  29464
(843) 216-9000 - Telephone No.
(843) 216-9290 - Facsimile No.

      8. Governing Law. All disputes concerning the validity, interpretation and application of the Termination Agreement or any provisions thereof, and disputes concerning issues within the scope of the Termination Agreement shall be determined in accordance with the law of the State of Delaware, excluding any conflict of law provisions.

      9. Miscellaneous.

      A. Each party shall take such steps and shall execute such documents as reasonably may be necessary or proper to effectuate the purpose and intent of this Termination Agreement.

      B. This Termination Agreement shall be executed in duplicate originals and signed by or on behalf of the parties hereto.

      C. This Termination Agreement may be executed in any number of counterparts. Each of such counterparts for all purposes shall be deemed to be an original, and all such counterparts together shall constitute but one and the same Termination Agreement.

      IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be duly executed this 6th day of June 2003.


                  CONGOLEUM CORPORATION

                  By:   /s/ Howard N. Feist III
                        ---------------------------------------

                  Title:  CFO
                          -------------------------------------

                  COLLATERAL TRUSTEE

                  By:
                        ---------------------------------------
                        Arthur J. Pergament

                  Title:  _____________________________________

CONSENT:

      By their signatures below, Claimants' Counsel, as designated in the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants, indicate their consent to the Collateral Trustee's execution of this Termination Agreement.


                                     --------------------------------
                                           Perry Weitz, Esq.


                                     --------------------------------
                                          Joseph F. Rice, Esq.

      IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be duly executed this ___ day of June 2003.


                  CONGOLEUM CORPORATION

                  By:
                        ---------------------------------------

                  Title:
                          -------------------------------------

                  COLLATERAL TRUSTEE

                  By:   /s/ Arthur J. Pergament
                        ---------------------------------------
                        Arthur J. Pergament

                  Title:  _____________________________________

CONSENT:

      By their signatures below, Claimants' Counsel, as designated in the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants, indicate their consent to the Collateral Trustee's execution of this Termination Agreement.


                                     --------------------------------
                                           Perry Weitz, Esq.


                                     --------------------------------
                                          Joseph F. Rice, Esq.

      IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be duly executed this ___ day of June 2003.


                  CONGOLEUM CORPORATION

                  By:
                        ---------------------------------------

                  Title:
                          -------------------------------------

                  COLLATERAL TRUSTEE

                  By:
                        ---------------------------------------
                        Arthur J. Pergament

                  Title:  _____________________________________

CONSENT:

      By their signatures below, Claimants' Counsel, as designated in the Settlement Agreement Between Congoleum Corporation And Various Asbestos Claimants, indicate their consent to the Collateral Trustee's execution of this Termination Agreement.

                                     /s/ Perry Weitz
                                     --------------------------------
                                           Perry Weitz, Esq.

                                     /s/ Joseph F. Rice
                                     --------------------------------
                                          Joseph F. Rice, Esq.


                                       6